UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2016

GAMING AND LEISURE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

845 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of principal executive offices)

610-401-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 1, 2016, the shareholders of Gaming and Leisure Properties, Inc. ("GLPI" or the "Company") approved an amendment and restatement of the Company's articles of incorporation (the "Amended Articles") to declassify the Company’s Board of Directors (the "Board"). The declassification of the Board will be phased in over a three year period with all directors being elected on an annual basis beginning at the 2019 annual meeting of shareholders. Directors elected to the Board to fill vacancies will be elected for a term expiring at the next annual meeting of shareholders. The Amended Articles also contain other minor changes, including with respect to legends to be affixed to share certificates, if any, for the Company’s capital stock in connection with the Company’s status as a REIT and as a company subject to gaming laws. The full text of the Amended Articles is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Amended Articles became effective upon filing with the Secretary of the Commonwealth of Pennsylvania on June 1, 2016.

The Company also adopted Amended and Restated Bylaws (the "Amended Bylaws") to reflect the declassification of the Board. The full text of the Amended Bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Amended Bylaws became effective on June 1, 2016.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 1, 2016, the Company held its Annual Meeting of Shareholders (the "Annual Meeting"). A total of 146,363,540 shares of the Company's common stock were entitled to vote as of April 8, 2016, the record date for the Annual Meeting, of which 136,147,125 were present in person or by proxy at the Annual Meeting. The following is a summary of the final voting results for each matter presented to shareholders.

PROPOSAL 1. Election of a Class III Director to hold office until the 2019 Annual Meeting of Shareholders and until his successor has been duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Peter M. Carlino	112,426,823	16,828,666	6,891,636

PROPOSAL 2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the current fiscal year ending December 31, 2016.

For	Against	Abstentions	Broker Non-Votes
135,102,209	569,500	475,416	-

PROPOSAL 3. Proposal to amend and restate the Company's Articles of Incorporation to declassify the Company's Board of Directors.

For	Against	Abstentions	Broker Non-Votes
128,639,275	109,563	506,651	6,891,636

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of Gaming and Leisure Properties, Inc.

3.2	Amended and Restated Bylaws of Gaming and Leisure Properties, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 2, 2016	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of Gaming and Leisure Properties, Inc.

3.2	Amended and Restated Bylaws of Gaming and Leisure Properties, Inc.

4